UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

FIRST ASIA HOLDINGS LIMITED

 (Exact name of registrant as specified in its charter)

Canada (State of Incorporation)	03-30801 (Commission File No.)	N/A (IRS Employer Identification No.)

Room A, 1/F, Tontex Building, 2 Sheung Hei Street, Kowloon, Hong Kong
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  852-2581 0708

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As disclosed on Form 8-K filed with the Securities and Exchange Commission on February 23, 2011, on February 23, 2011, First Asia Holdings Limited (fka Melo Biotechnology Holdings Inc.)(the “Company”) acquired all of the issued and outstanding capital stock of Vagas Lane Limited (“Vagas”), a Marshall Islands Corporation, thereby making Vagas a wholly-owned subsidiary of the Company.  Prior to the closing of the share exchange transaction, on December 10, 2010, Vagas, entered into two separate purchase agreements, which were supplemented on February 28, 2011 (the “Purchase Agreements”), with the shareholders of Galaxy Garment Limited (“Galaxy”), a Hong Kong corporation pursuant to which Vagas agreed to purchase all of the issued and outstanding capital stock of Galaxy for a total purchase price of HK $140,000,000 (approximately US $17,979,650).  Galaxy’s primary asset is a block consisting of a 19-story industrial/commercial building located at No. 8, Fui Yiu Kok Street, Tsuen Wan, New Territories, Hong Kong valued at a price of HK$140,000,000 (approximately US $17,979,650).  Copies of the Purchase Agreements and accompanying supplements are attached hereto as Exhibits 10.11 and 10.12, respectively, and are hereby incorporated by reference.

Pursuant to the terms of the Purchase Agreements, Vagas previously delivered a cash deposit of HK$13,000,000 (approximately US $1,669,540) to the shareholders of Galaxy.  As disclosed in a Form 8-K filed by the Company on February 25, 2011, on February 24, 2011, the Board of Directors of the Company authorized the issuance of a total of 10,283,000 restricted shares of the Company’s common stock, valued at US $5,141,500 or US$0.50 per share (approximately HK$40,000,000), as further payment for the acquisition of the outstanding capital stock of Galaxy.  On February 28, 2011, simultaneously with  the execution of the supplemental agreements referenced above, Vagas completed the acquisition of the outstanding share capital of Galaxy.  On February 28, 2011, Vagas delivered an additional cash payment of HK$10,012,741.10 (approximately US $1,285,825) to the shareholders of Galaxy and assumed the outstanding balance of HK$75,987,258.9 (approximately US $9,758,430) on the mortgage loan encumbering the property owned by Galaxy.

The Chart below depicts the corporate structure of the Company as of the date of this 8-K:

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The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreements, which are filed as Exhibits 10.11 and 10.12 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed as part of this Current Report on Form 8-K

10.11

Agreement dated December 10, 2011, and Supplemental Agreement dated February 28, 2011 by and between Vagas Lane Limited, Kuthor Shanty Bernard, and Paris Sky Limited.

10.12

Agreement dated December 10, 2011, and Supplemental Agreement dated February 28, 2011 by and between Vagas Lane Limited, Galaxy Garment Limited, and Kuthor Shanty Bernard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ASIA HOLDINGS LIMITED

Date: March 4, 2011

By: /S/ Fung Ming

Fung Ming, Director

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